Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Viridi Bitcoin Miners ETF

(a Series of EA Series Trust)

Supplement dated December 19, 2022

to the Prospectus and Statement of Additional Information (“SAI”),

dated September 28, 2022

Upon the recommendation of Empowered Funds, LLC, dba EA Advisers, the Board of Trustees (the “Board”) of EA Series Trust (the “Trust”) approved a proposal to liquidate the Viridi Bitcoin Miners ETF (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated and dissolved on or about January 11, 2023 (the “Liquidation Date”).

After the close of business on January 4, 2023, the Fund will no longer accept creation orders from authorized participants. Trading in the Fund will be halted on NYSE Arca, Inc., the Fund’s exchange, at the close of business on January 4, 2023. On the Liquidation Date, the Fund will redeem all of its outstanding shares at its net asset value. On this same date, all outstanding shares of the Fund will be cancelled, and the Fund will cease operations.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the Liquidation Date approaches. The liquidation of the Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by the Fund and its respective shareholders.

Shareholders may sell their holdings of the Fund on the Fund’s exchange until the market close on January 4, 2023 and may incur the usual and customary brokerage commissions associated with the sale of the Fund’s shares. During the time between market open on January 5, 2023 and the Liquidation Date, because shares will not be traded on the Fund’s exchange, we cannot assure shareholders that there will be a trading market for the Fund’s shares.

Shareholders who continue to hold shares of the Fund on the Fund’s Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Fund’s exchange prior to the Liquidation Date.

Prior to the Liquidation Date, the Fund may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.

The Fund may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to the Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

For more information, please call the Fund at (215) 882-9983.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.